UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2020

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03 is incorporated herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On April 17, 2020, Energy Focus, Inc. (the “Company”), was granted a loan (the “Loan”) from KeyBank National Association in the aggregate amount of $794,965.00, pursuant to the Paycheck Protection Program (the “PPP”) under Division A of the Coronavirus Aid, Relief and Economic Securities Act (the "CARES Act"), which was enacted on March 27, 2020.
The Loan, which was in the form of a Note dated April 17, 2020 issued by the Company, matures on April 17, 2022 and bears interest at a rate of 1.0% per annum, payable monthly commencing on November 1, 2020. The Note may be prepaid by the Company at any time prior to maturity with no prepayment penalties. Funds from the Loan are expected to be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. Under the terms of the PPP, certain amounts of the Loan may be forgiven if they are used for qualifying expenses as described in the CARES Act. The Company intends to use the entire Loan amount for qualifying expenses. However, no assurance is provided that the Company will obtain forgiveness for any portion of the Loan.
The foregoing summary description of the PPP Loan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2020.

Item 7.01. Regulation FD Disclosure.
On April 20, 2020, the Company issued a press release regarding temporary rule relief provided by the Nasdaq Stock Market.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description
99.1	Press release dated April 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23 , 2020

ENERGY FOCUS, INC.

	By:	/s/ Tod Nestor
	Name:	Tod Nestor
	Title:	President and Chief Financial Officer